                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)     November 14, 1994
                                                      ------------------------

                            Sterling Software, Inc.
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                     1-8467              75-1873956
      --------------               ------------       ------------------
 (State or other jurisdiction      (Commission          (IRS Employer
       of incorporation)           File Number)       Identification No.)


    8080 N. Central Expwy., Suite 1100, Dallas, Texas                75206
- - - -------------------------------------------------------------------------------
          (Address of principal executive offices)                (Zip Code)


  Registrant's telephone number, including area code       (214) 891-8600
                                                     ---------------------------
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ITEM 5.  OTHER EVENTS.

GENERAL

     As previously discussed in the Current Report on Form 8-K dated November 3, 1994 (the "November 3 Form 8-K"), of Sterling Software, Inc., a Delaware Corporation ("Sterling"), on August 31, 1994, Sterling and SSI Corporation, a Georgia corporation and a recently organized wholly owned subsidiary of Sterling ("Merger Sub"), entered into an Amended and Restated Agreement and Plan of Merger (as amended, the "Merger Agreement") with KnowledgeWare, Inc., a Georgia corporation ("KnowledgeWare"), pursuant to which, among other things, (i) Merger Sub will be merged with and into KnowledgeWare, which will be the surviving corporation and will become a wholly owned subsidiary of Sterling (the "Merger") and (ii) each outstanding share of the common stock, without par value, of KnowledgeWare (the "KnowledgeWare Common Stock") (other than (a) shares owned by Sterling, Merger Sub or any other subsidiary of Sterling and (b) shares held in KnowledgeWare's treasury immediately prior to the effective time of the Merger) will be converted into the right to receive up to .1653 of a share of common stock, par value $.10 per share ("Sterling Common Stock"), of Sterling. Promptly after the Merger, KnowledgeWare common stockholders will be entitled to receive .1322 of a share of Sterling Common Stock for each share of KnowledgeWare Common Stock; the remaining 20% of the number of shares of Sterling Common Stock issuable upon effectiveness of the Merger will be placed in escrow pursuant to the terms of an escrow agreement and thereafter distributed to KnowledgeWare common stockholders only if and to the extent that such shares are not necessary to cover certain losses, claims, liabilities, judgments, costs and expenses that may be incurred by Sterling, Merger Sub or KnowledgeWare in connection with any pending or threatened litigation, action, claim, proceeding, dispute or investigation ("Action") (including amounts paid in settlement) to which Sterling, Merger Sub or KnowledgeWare is or may become a party and with respect to which Sterling is entitled to indemnification pursuant to the terms of the Merger Agreement. Consummation of the Merger is subject to the approval and adoption by the KnowledgeWare stockholders of the Merger Agreement, as well as certain other conditions set forth in the Merger Agreement. The Special Meeting of Stockholders of KnowledgeWare is scheduled to be held on November 30, 1994, at the Hotel Nikko, 3300 Peachtree Road, Atlanta, Georgia, commencing at 10:00 a.m. local time.

     All information contained in this Form 8-K relating to KnowledgeWare has been supplied to Sterling by KnowledgeWare.

                                       2

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CERTAIN LEGAL PROCEEDINGS REGARDING KNOWLEDGEWARE

     As discussed in certain public filings by KnowledgeWare under the Securities Exchange Act of 1934, as amended, and in the November 3 Form 8-K, since August 30, 1994, a number of Actions have been filed against KnowledgeWare and certain of its officers alleging violations of securities laws. Since the November 3 Form 8-K, a shareholder derivative action was filed in the
United States District Court for the Northern District of Georgia, Atlanta Division, on November 14, 1994 against the directors and certain officers of KnowledgeWare and against KnowledgeWare, as a nominal defendant. The case is styled as follows: Howard Lasker v. Francis A. Tarkenton, Donald L. Addington,
                   -----------------------------------------------------------
Richard M. Haddrill, Sam A. Brooks, P.E. Sadler, J. Williams Scruggs,
- - - ---------------------------------------------------------------------
Rick W. Gossett, Defendants, and KnowledgeWare, Inc., Nominal Defendant, Civil
- - - -----------------------------------------------------------------------
Action No. 1:94-CV-3039-MHS (the "Suit").

     The complaint alleges that plaintiff Lasker is, and at all relevant times was, a KnowledgeWare stockholder and that he has brought the Suit derivatively in the right and for the benefit of KnowledgeWare. The complaint alleges that the individual defendants failed to exercise reasonable diligence and due care and acted in a deliberate, reckless, or grossly negligent fashion in performing their responsibilities, in failing properly to monitor the accuracy of KnowledgeWare's disclosures, and in failing to have proper internal controls to monitor collectibility of receivables and to reserve properly for doubtful accounts. The Suit seeks an award of damages from the individual defendants in favor of KnowledgeWare in an amount in excess of at least $50,000 in addition to reimbursement of the plaintiff's costs and disbursements of pursuing the complaint. The complaint also alleges that KnowledgeWare would not pursue this action directly because it would lose the benefit of its insurance coverage, if any; that recovery under such an insurance policy would be more beneficial to KnowledgeWare than pursuit of personal assets, if any, of the KnowledgeWare directors; and that the individual defendants who authorized the purchase of such insurance coverage have created an asset (potential recovery under the insurance policy) which cannot be realized for the benefit of KnowledgeWare except by a derivative action pursued by a KnowledgeWare stockholder such as plaintiff.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                                       3
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     c.   Exhibits.

     The following is a list of exhibits filed as part of this Current Report on Form 8-K.


Exhibit
Number    Description of Exhibit
- - - ------    ----------------------

2.1 Amended and Restated Agreement and Plan of Merger dated as of August 31, 1994 among the Registrant, KnowledgeWare, Inc. and SSI Corporation
          (1)

2.2 Agreement dated October 11, 1994 among the Registrant, KnowledgeWare, Inc. and SSI Corporation (1)

2.3 First Amendment to Amended and Restated Agreement and Plan of Merger dated as of October 24, 1994 among the Registrant, KnowledgeWare, Inc. and SSI Corporation (1)

4.1       Certificate of Incorporation of the Registrant (2)

4.2 Certificate of Amendment of Certificate of Incorporation of the Registrant (3)

4.3 Certificate of Amendment of Certificate of Incorporation of the Registrant (4)

4.4       Restated Bylaws of the Registrant (5)

4.5       Form of Common Stock Certificate (6)

- - - ---------------------------------------
(1) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-56185 on Form S-4 and incorporated herein by reference.
(2) Previously filed as an exhibit to the Registrant's Registration Statement No. 2-82506 on Form S-1 and incorporated herein by reference.
(3) Previously filed as an exhibit to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1993 and incorporated herein by reference.
(4) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-69926 on Form S-8 and incorporated herein by reference.
(5) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-47131 on Form S-8 and incorporated herein by reference.
(6) Previously filed as an exhibit to the Registrant's Registration Statement No. 2-86825 on Form S-1 and incorporated herein by reference.

                                       4
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STERLING SOFTWARE, INC.


Date: November 23, 1994

                                    By:  /s/ George H. Ellis
                                         -------------------------------------

                                    Its: Executive Vice President and
                                         -------------------------------------
                                         Chief Financial Officer
                                         -------------------------------------

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                               INDEX TO EXHIBITS


Exhibit
Number    Description of Exhibit
- - - ------    ----------------------

2.1 Amended and Restated Agreement and Plan of Merger dated as of August 31, 1994 among the Registrant, KnowledgeWare, Inc. and SSI Corporation
          (1)

2.2 Agreement dated October 11, 1994 among the Registrant, KnowledgeWare, Inc. and SSI Corporation (1)

2.3 First Amendment to Amended and Restated Agreement and Plan of Merger dated as of October 24, 1994 among the Registrant, KnowledgeWare, Inc. and SSI Corporation (1)

4.1       Certificate of Incorporation of the Registrant (2)

4.2 Certificate of Amendment of Certificate of Incorporation of the Registrant (3)

4.3 Certificate of Amendment of Certificate of Incorporation of the Registrant (4)

4.4       Restated Bylaws of the Registrant (5)

4.5       Form of Common Stock Certificate (6)

- - - ---------------------------------------
(1) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-56185 on Form S-4 and incorporated herein by reference.
(2) Previously filed as an exhibit to the Registrant's Registration Statement No. 2-82506 on Form S-1 and incorporated herein by reference.
(3) Previously filed as an exhibit to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1993 and incorporated herein by reference.
(4) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-69926 on Form S-8 and incorporated herein by reference.
(5) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-47131 on Form S-8 and incorporated herein by reference.
(6) Previously filed as an exhibit to the Registrant's Registration Statement No. 2-86825 on Form S-1 and incorporated herein by reference.